UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2015

Delaine Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-54583	27-2901464
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

393 Crescent Ave, Wyckoff, NJ 07481

(Address of principal executive offices, including zip code)

(201) 425-4725

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Effective January 16, 2015, the registrant effected a reverse split of the outstanding common stock on a twenty to one basis with fractional shares rounded up to the next whole share. Our trading symbol has temporarily changed to DEPND and will continue for twenty business days.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DELAINE CORPORATION

January 16, 2015	By:	/s/ Mariusz Girt
Mariusz Girt, President